SUPPLEMENT TO THE CURRENT PROSPECTUS OF LORD ABBETT SERIES FUND, INC.



     On March 19, 1996, Edinburg Fund Managers Group plc ("Edinburgh") acquired all of the ordinary share capital of DFM Holdings Limited ("DFM Holdings"), which holds 100% of the ordinary share capital of Dunedin Fund Managers Limited ("Dunedin"). Prior to such acquisition, Dunedin had served as the Fund's sub-investment manager under a sub-investment management agreement (the "Previous Agreement") between Lord Abbett and Dunedin. As required by the Investment
Company Act of 1940, as amended, the Previous Agreement was terminated as a result of the change in control of Dunedin caused by such acquisition.

     At a meeting of the Board of Directors of the Fund held on March 14, 1996, the directors of the Fund, including a majority who are not interested persons of Lord Abbett, Dunedin or the Fund or parties to the Previous Agreement, unanimously approved, subject to shareholder approval, a new sub-investment management agreement (the "New Agreement") between Lord Abbett and Dunedin with respect to the Equity Series. The New Agreement contains substantially the same terms and conditions and provides for payment of a sub- advisory fee on the same basis with respect to the Equity Series as contained and provided for in the Previous Agreement, except for the dates of execution and termination. Lord Abbett waived its advisory fee under the Previous Agreement and will continue to do so under the New Agreement. Therefore, Dunedin received no payment under the Previous Agreement and will continue without payment under the New Agreement.


     Edinburgh has advised Lord Abbett and the Fund that it currently anticipates that all of Dunedin's officers and employees will continue in their present capacities and will continue to provide sub-investment management services to Lord Abbett with respect to the Equity Series with no material changes in operating personnel, except that Dunedin has advised the Fund that it will now have access to the resourced of the Edinburgh Group, which will have some 50 investment professionals, representing enlarged fund management capability. Edinburgh has also advised Lord Abbett and the Fund that it anticipates that the acquisition of DFM Holdings will neither affect the operating procedures formerly used by Dunedin with respect to Fund assets nor the financial ability of Dunedin to fulfill its obligations under the New Agreement and that Dunedin's business will operate, with respect to the assets of the Equity Series, in a manner consistent with Dunedin's past practices.





Effective Date: March 20, 1996